FIST1 P-1 01/10

SUPPLEMENT DATED JANAURY 29, 2010

TO THE PROSPECTUS DATED MARCH 1, 2009

OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Real Return Fund)

The prospectus is amended as follows:

1. For the Real Return Fund, the first paragraph under “Real Estate Securities,” on page 85 is revised as follows:

Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices may decline. Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

Please keep this supplement for future reference.